Taxation	6 Months Ended
Jun. 30, 2024
Taxation [Abstract]
Taxation
4.	Taxation

The Group generated tax losses during the six-month periods ended June 30, 2024 and 2023. The current tax expense booked for the six-month period ended June 30, 2024 is €0.03 million (2023: €0.16 million). The Group recognised a deferred tax expense of €nil for each period.

During the six-month periods ended June 30, 2024 and 2023, the Group’s Portuguese operations were subject to a statutory tax rate of 21%. In Ireland, the headline corporate income tax rate for trading companies is 12.5%, with a rate of 25% applicable to other non-trading sources.